UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (date of earliest event reported): June 25, 2007

Xplore Technologies Corp.

(Exact name of registrant as specified in its charter)

Delaware	000-52697	74-2809234
(State or other jurisdiction of	(Commission File No.)	(I.R.S. Employer
incorporation or organization)		Identification No.)

14000 Summit Drive, Suite 900
Austin, Texas 78728
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:
(512) 336-7797

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                     Results of Operations and Financial Condition.

On June 25, 2007, Xplore Technologies Corp. (the “Company”) issued a press release announcing its financial results for the fiscal year and fourth quarter ended March 31, 2007. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

All of the information furnished in this Item 2.02 and the accompanying exhibit shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.       Financial Statements and Exhibits.

(d)    Exhibits

The following exhibit relating to Item 2.02 shall be deemed to be furnished, and not filed:

99.1     Press Release of the Company dated June 25, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

XPLORE TECHNOLOGIES CORP.

Date: June 27, 2007	By:	/s/ Michael J. Rapisand
Michael J. Rapisand
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release of the Company dated June 25, 2007.